                          TERM SHEET DATED MAY 18, 1998

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                    PASS-THROUGH CERTIFICATES, SERIES 1998-4
                           $500,000,000 (APPROXIMATE)

                               Subject to Revision


SELLER/SERVICER: Green Tree Financial Corporation ("Green Tree").
TRUSTEE:         U.S. Bank National Association, St. Paul, Minnesota.

UNDERWRITERS:    Merrill Lynch & Co. (Lead), Lehman Brothers Inc. (Co),
                 Salomon Smith Barney(Co).

                                 RATINGS         WAL @           EXP. FINAL
TO CALL        AMOUNT         MOODY'S/FITCH    150% MHP          MATURITY
-------      ----------       -------------    --------          ----------
A-1          21,400,000         P-1/F-1+         0.40               2/99
A-2          26,000,000          Aaa/AAA         1.00              10/99
A-3          62,000,000          Aaa/AAA         2.00               2/01
A-4          27,000,000          Aaa/AAA         3.00              10/01
A-5         108,400,000          Aaa/AAA         5.00               7/05
A-6          72,700,000          Aaa/AAA         9.00               9/09
A-7         105,000,000          Aaa/AAA        15.53               6/16
M-1          35,000,000          Aa3/AA-        10.67               6/16
B-1          22,500,000         Baa1/BBB         6.87               9/08
B-2          20,000,000         Baa3/BBB        15.24               6/16

TO
MATURITY
--------
A-7         105,000,000          Aaa/AAA        16.62               4/24
M-1          35,000,000          Aa3/AA-        11.12               4/24
B-2          20,000,000         Baa3/BBB        20.11               9/28

FOR INFORMATION CONCERNING CERTAIN RISK FACTORS THAT SHOULD BE CONSIDERED BY PROSPECTIVE INVESTORS, SEE "RISK FACTORS" IN THE PROSPECTUS SUPPLEMENT AND PROSPECTUS. CAPITALIZED TERMS USED HEREIN AND NOT OTHERWISE DEFINED HAVE THE MEANINGS SET FORTH IN THE PROSPECTUS AND PROSPECTUS SUPPLEMENT.

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CUT-OFF DATE:        May 15, 1998 (or the date of origination, if later) for
                     each contract other than the Subsequent Contracts, and for each Subsequent Contract, the date on which such Contract is purchased by the Trust.

LEGAL FINAL:         Class A-1 - June 1, 1999 All other classes - April 1, 2030

EXP. PRICING:        Week of May 18, 1998.

EXP. SETTLEMENT:     Week of May 25, 1998.

INTEREST/PRINCIPAL:  The 1st day of each month (or if such 1st day is not a business day, the next succeeding business day), commencing on July 1, 1998.

MONEY MARKET
ELIGIBILITY:         The Class A-1 Certificates are expected to be eligible
                     securities for purchase by money market funds under Rule
                     2a-7 under the Investment Company Act of 1940, as amended.

ERISA: Subject to the conditions set forth in the Prospectus Supplement, Class A Certificates are ERISA eligible. No transfer of a Class M-1 Certificate or a Class B Certificate will be permitted to be made to any employee benefit plan subject to ERISA or to the Internal Revenue Code of 1986, as amended, unless an opinion of counsel is delivered to the Trustee.

SMMEA: The Class A and the Class M-1 Certificates will be "legal investments" for certain types of institutional investors to the extent provided in that Act.

                     Because the Class B Certificates will not be rated in one of its two highest rating categories by Moody's or Fitch, the Class B Certificates will not constitute "mortgage related securities" for purposes of SMMEA. Accordingly, many institutions with legal authority to invest in more highly rated securities based on first mortgage loans may not be legally authorized to invest in the Class B Certificates. See "Legal Investment Considerations" in the Prospectus Supplement and in the Prospectus. No representations are made as to any regulatory requirements or considerations (including without limitation regulatory capital requirements) applicable to the purchase of Class B Certificates by banks, savings and loan

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                     associations or other financial institutions, which
                     institutions should consult their own counsel as to such matters.

TAX STATUS:          For federal income tax purposes, the Trust will be treated as two separate asset pools (the "Master REMIC" and the "Subsidiary REMIC"), each of which will be treated as a real estate mortgage investment conduit ("REMIC"). The
                     Class A Certificates, the Class M-1 Certificates, the Class
                     B Certificates and the Class B-3I Certificates will constitute "regular interests" in the Master REMIC and generally will be treated as debt instruments of the Trust for federal income tax purposes with payment terms equivalent to the terms of such Certificates. The Class C
                     Master Certificates and Class C Subsidiary Certificates will constitute "residual interests" in the Master REMIC and the Subsidiary REMIC, respectively. The holders of the Offered Certificates will be required to include an income interest on such Certificates (including any original issue discount) in accordance with the accrual method of accounting. See "Certain Federal Income Tax Consequences" in the Prospectus.

OPTIONAL
REPURCHASE:          At its option either the Servicer or the Company may
                     repurchase from the Trust all remaining Contracts, and thereby effect early retirement of the Offered
                     Certificates, on any Remittance Date when the Pool
                     Scheduled Principal Balance is less than 10% of the Cut-off
                     Date Pool Principal Balance.

CREDIT
ENHANCEMENT:         Class A:15.5% subordination (Class M-1, B-1 and B-2) plus
                     Excess Spread (Class B-3I).
                     Class M-1:  8.5% (Class B-1 and B-2) plus Excess Spread
                     (Class B-3I).
                     Class B-1:  4.0% (Class B-2) plus Excess Spread
                     (Class B-3I).
                     Class B-2: Limited Guarantee plus Excess Spread.

THE CONTRACT POOL:   On the Closing Date, the Trust expects to purchase (i)
                     manufactured housing contracts having an aggregate principal balance of approximately $327,760,837 - as of the Cut-off Date (the "Initial Contracts")and (ii) additional manufactured housing contracts (the "Additional
                     Contracts").

DISTRIBUTIONS:       Certificateholders will be entitled to receive on each
                     Remittance Date commencing in July 1998, to

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

                     the extent that the Amount Available in the Certificate Account (together with, in the case of the Class B-2 Certificates, the Guarantee Payment, as described below) is sufficient therefor, distributions allocable to interest and principal, as described in the Prospectus Supplement. The Amount Available on each Remittance Date generally includes the sum of (i) payments on the Contracts due and received during the related Due Period, (ii) prepayments and other unscheduled collections received during the related Due Period, and (iii) all collections of principal on the Contracts received during the Due Period in which such Remittance Date occurs up to and including the third business day prior to such Remittance Date (but in no event later than the 25th day of the month prior to such Remittance Date), minus (iv) with respect to all Remittance Dates other than the Remittance Date in July 1998, all collections in respect of principal on the Contracts received during the related Due Period up to and including the third business day prior to such Remittance Date (but in no event later than the 25th day of the prior month).

                     The Amount Available in the Certificate Account with respect to any Distribution Date will be applied first to the distribution of interest on the Certificates, and then to the distribution of principal on the Certificates, in the manner and order of priority described below.

                     The "Due Period" with respect to any Remittance Date is the period from and including the 15th day of the second month preceding such Remittance Date, to and including the 14th day of the month immediately preceding such Remittance Date.

INTEREST ON THE
CLASS A, CLASS M-1
AND CLASS B-1
CERTIFICATES:        Interest will be distributable first to each class of Class
                     A Certificates concurrently, then to the Class M-1
                     Certificates and then to the Class B-1 Certificates.
                     Interest on the outstanding Class A Principal Balance,
                     Class M-1 Adjusted Principal Balance, and Class B-1
                     Adjusted Principal Balance, as applicable, will accrue from the Settlement Date or from the most recent Remittance Date on which interest has been paid, to but excluding the following Remittance Date.

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                     The Class A-1 Certificates will bear interest at a fixed
                     Pass-Through Rate calculated on an actual/360 basis. Each other Class of Certificates will bear interest at a fixed Pass-Through Rate calculated on a 30/360 basis.

                     The "Class M-1 Adjusted Principal Balance" as of any Remittance Date is the Class M-1 Principal Balance less any Class M-1 Liquidation Loss Amount. The Class M-1 Principal Balance is the Original Class M-1 Principal Balance less all amounts previously distributed on account of principal of the Class M-1 Certificates.

                     The "Class B-1 Adjusted Principal Balance" as of any Remittance Date is the Class B-1 Principal Balance less any Class B-1 Liquidation Loss Amount. The Class B-1 Principal Balance is the original Class B-1 Principal Balance less all amounts previously distributed on account of principal of the Class B-1 Certificates.

                     In the event that, on a particular Remittance Date, the Amount Available in the Certificate Account, after payment of interest on each Class of Certificates that is senior to such Class of Certificates, is not sufficient to make a full distribution of interest to the holders of such Class of Certificates (the Class A Certificates being treated as a single class for this purpose), the amount of interest to be distributed in respect of such Class will be allocated among the outstanding Certificates of such Class pro rata in accordance with their respective entitlements to interest, and the amount of the shortfall will be carried forward and added to the amount such holders will be entitled to receive on the next Remittance Date. Any such amount so carried forward will bear interest at the applicable Remittance Rate, to the extent legally permissible.

PRINCIPAL ON THE
CLASS A, CLASS M-1
AND CLASS B-1
CERTIFICATES :       The Class A Percentage will be distributed sequentially to the Class A-1, A-2, A-3, A-4, A-5 and A-6
                     Certificateholders. The Class A Percentage for any
                     Remittance Date will equal a fraction, expressed as a percentage, the numerator of which is the Class A Principal
                     Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A Principal Balance and

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                     (ii) if the Class M-1 Distribution Test is satisfied on
                     such Remittance Date, the Class M-1 Principal Balance, otherwise zero, and (iii) if the Class B Distribution Test is satisfied on such Remittance Date, the Class B Principal Balance, otherwise zero, all as of such Remittance Date.

                     The Class M-1 Certificateholders will be entitled to receive principal on each Remittance Date on which (i) the Class A Principal Balance has been reduced to zero or (ii) the Class M-1 Distribution Test is satisfied.

                     The Class M-1 Percentage for any Remittance Date will equal
                     (a) zero, if the Class A Principal Balance has not yet been reduced to zero and the Class M-1 Distribution Test is not satisfied or (b) a fraction, expressed as a percentage, the numerator of which is the Class M-1 Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, if any, (ii) the Class M-1 Principal Balance and (iii) if the Class B Distribution Test is satisfied on such Remittance Date, the Class B Principal Balance, otherwise zero, all as of such Remittance Date.

                     The Class M-1 Distribution Test will be satisfied if each of the following tests is satisfied: (i) the Remittance Date occurs in or after [July] 2002; (ii) the Average Sixty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 4.0%;
                     (iii) the Average Thirty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 6.0%; (iv) Cumulative Realized Losses (as defined in the Agreement) as of such Remittance Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Remittance Date occurs; (v) the Current Realized Loss Ratio (as defined in the Agreement) as of such Remittance Date must not exceed 2.50%; and (vi) the sum of the Class M-1 Principal Balance and the Class B Principal Balance divided by the Pool Scheduled Principal Balance as of the immediately preceding Remittance Date must be equal to or greater than 23.25%.

                     The Class B-1 Certificateholders will be entitled to receive principal on each Remittance Date on which (i) the Class A Principal Balance and the

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                     Class M-1 Principal Balance have been reduced to zero or
                     (ii) the Class B Distribution Test is satisfied.

                     The Class B Percentage for any Remittance Date will equal
                     (a) zero, if the Class A Principal Balance and the Class M-1 Principal Balance have not yet been reduced to zero and the Class M-1 Distribution Test and the Class B Distribution Test are not satisfied or (b) a fraction, expressed as a percentage, the numerator of which is the Class B Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, if any, (ii) the Class M-1 Principal Balance, if any, and (iii) the Class B Principal Balance, all as of such Remittance Date.

                     The Class B Distribution Test will be satisfied if each of the following tests is satisfied: (i) the Remittance Date occurs in or after July 2002; (ii) the Average Sixty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 4.0%; (iii) the Average Thirty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 6.0%; (iv) the Cumulative Realized Losses (as defined in the Agreement) as of such Remittance Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Remittance Date occurs; (v) the Current Realized Loss Ratio (as defined in the Agreement) as of such Remittance Date must not exceed 2.50%; (vi) the Class B Principal Balance divided by the Pool Scheduled Principal Balance as of the immediately preceding Remittance Date must be equal to or greater than 12.75%; and (vii) the Class B Principal Balance must not be less than $10,000,000.

CLASS B-2
INTEREST:            Interest on the outstanding Class B-2 Principal Balance
                     will accrue from the Settlement Date, or from the most recent Remittance Date on which interest has been paid to but excluding the following Remittance Date.

                     To the extent of (i) the remaining Amount Available, if any, for a Remittance Date after payment of all interest and principal then payable on the Class A, Class M-1, and Class B-1 Certificates, and (ii) the Guarantee Payment, if

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                     any, for such date, interest will be paid to the Class B-2
                     Certificateholders on such Remittance Date at the Class B-2 Remittance Rate on the then outstanding Class B-2 Principal Balance. The Class B-2 Principal Balance is the Original Class B-2 Principal Balance less all amounts previously distributed to the Class B-2 Certificateholders (including any Guarantee Payments) on account of principal.

                     In the event that, on a particular Remittance Date, the remaining Amount Available in the Certificate Account plus any amounts actually paid under the Limited Guarantee are not sufficient to make a full distribution of interest to the Class B-2 Certificateholders, the amount of the deficiency will be carried forward as an amount that the Class B-2 Certificateholders are entitled to receive on the next Remittance Date. Any amount so carried forward will, to the extent legally permissible, bear interest at the Class B-2 Remittance Rate.

CLASS B-2
PRINCIPAL:           Except for payments of the Class B-2 Liquidation Loss
                     Amount under the Limited Guarantee, the Class B-2
                     Certificateholders will be entitled to receive principal on each Remittance Date on which (i) the Class B-1 Principal
                     Balance has been reduced to zero (the "Class B-1 Cross-over
                     Date") and (ii) the Class B Distribution Test is satisfied;
                     provided, however, that if the Class A Principal Balance, the Class M-1 Principal Balance and the Class B-1 Principal
                     Balance have been reduced to zero, the Class B-2
                     Certificateholders will nevertheless be entitled to receive principal. See "Description of the Certificates--Class B-2
                     Principal" in the Prospectus Supplement.

                     The Class B Percentage for any Remittance Date will equal
                     (a) zero, if the Class A Principal Balance and the Class M-1 Principal Balance have not yet been reduced to zero and the Class B Distribution Test is not satisfied or (b) a fraction, expressed as a percentage, the numerator of which is the Class B Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, if any, (ii) the Class M-1 Principal Balance, if any, and (iii) the Class B Principal Balance, all as of such Remittance Date.

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

                     On each Remittance Date on which the Class B-2 Certificateholders are entitled to receive principal, the Class B Percentage of the Formula Principal Distribution Amount will be distributed, to the extent of the remaining Amount Available after payment of interest on the Class B-2 Certificates, to the extent of the remaining Amount Available after payment of interest on the Class B-2 Certificates, to the Class B-2 Certificateholders until the Class B-2 Principal Balance has been reduced to zero. The Company will be obligated under the Limited Guarantee to pay the amount, if any, by which the Class B Percentage of the Formula Principal Distribution Amount for such Remittance Date exceeds the remaining Amount Available after payment of interest on the Class B-2 Certificates.

LOSSES ON LIQUIDATED
CONTRACTS:           The distribution of principal to the Class A, the Class
                     M-1, and the Class B-1 Certificateholders is intended to include the Class A Percentage, the Class M-1 Percentage and the Class B Percentage, respectively, of the Scheduled
                     Principal Balance of each Contract that became a Liquidated
                     Contract during the related Due Period. If the Net
                     Liquidation Proceeds from such Liquidated Contract are less than the Scheduled Principal Balance of such Liquidated
                     Contract, the deficiency will, in effect, be absorbed by the Class B-3I Certificateholders, then the Monthly
                     Servicing Fee (so long as Green Tree is the Servicer), then the Class B-2 Certificateholders, then the Class B-1
                     Certificateholders and then the Class M-1
                     Certificateholders, since a portion of the Amount Available equal to such deficiency and otherwise distributable to them will be paid to the Class A Certificateholders.

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

                            CONTRACT CHARACTERISTICS

The information presented below relates to the Initial Contracts, which will represent approximately 66% of the Contract Pool. Although the characteristics of the final pool of Contracts will differ from the characteristics of the Initial Contracts shown below, Green Tree does not expect that the characteristics of the Additional Contracts sold to the Trust will vary materially from the information concerning the Initial Contracts herein.



THE INITIAL CONTRACT POOL

Number of MHCs in pool:        8,191
Wgt. Avg. Contract Rate:       9.30%
Range of Rates:                3.98% - 16.75%
Wgt. Avg. Orig. Maturity:      309.5 months
Wgt. Avg. Rem. Maturity:       309.3 months
Avg. Rem Princ. Balance:       $40,015
Wgt. Avg. LTV:                 87.5
New/Used:                      79% / 21%
Park/Private:                  28% / 72%
Single/Double:                 30% / 70%
Land/Home:                     33.41%
Land in Lieu:                  0.65%
Step Rate:                     4.50%
Conventional:                  95.38%


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

              GEOGRAPHIC DISTRIBUTION OF INITIAL CONTRACT OBLIGORS



                                    AGGREGATE
               NUMBER OF        PRINCIPAL BALANCE            % OF INITIAL
              CONTRACTS AS        OUTSTANDING AS            CUTOFF DATE POOL
STATE        OF CUTOFF DATE       OF CUTOFF DATE            PRINCIPAL BALANCE
-----        --------------     -----------------           -----------------
AL               518               17,543,047                     5.35
AR               191                5,815,219                     1.77
AZ               130                5,940,780                     1.81
CA               186                7,845,805                     2.39
CO               156                8,884,992                     2.71
CT                 4                  100,830                     0.03
DE                29                1,398,482                     0.43
FL               542               24,077,222                     7.35
GA               488               19,189,127                     5.85
IA               107                3,245,015                     0.99
ID                44                2,285,112                     0.70
IL               107                3,470,943                     1.06
IN               223                8,914,099                     2.72
KS               113                4,172,075                     1.27
KY               184                6,815,173                     2.08
LA               165                5,071,116                     1.55
MA                 2                   82,977                     0.03
MD                30                1,085,109                     0.33
ME                47                1,944,086                     0.59
MI               386               18,154,601                     5.54
MN               124                3,438,389                     1.05
MO               228                7,159,225                     2.18
MS               205                6,833,250                     2.08
MT                63                2,334,908                     0.71
NC             1,015               42,447,603                    12.95
ND                32                  858,545                     0.26
NE                42                1,686,720                     0.51
NH                31                  952,700                     0.29
NJ                 3                  165,927                     0.05
NM               173                8,454,062                     2.58
NV                62                3,486,372                     1.06
NY                94                2,702,881                     0.82
OH               196                8,914,182                     2.72
OK               197                7,118,947                     2.17
OR                81                6,335,306                     1.93
PA               105                4,132,085                     1.26
SC               373               15,005,303                     4.58
SD                56                2,117,821                     0.65
TN               236                8,381,971                     2.56
TX               650               24,048,782                     7.34
UT                33                1,443,385                     0.44
VA               165                6,052,595                     1.85

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

VT                11                  398,764                     0.12
WA               121                8,162,450                     2.49
WI               114                3,986,240                     1.22
WV                91                2,956,533                     0.90
WY                38                2,150,080                     0.66
                  --                ---------                     ----

Total          8,191              327,760,837                   100.00


YEAR OF ORIGINATION OF INITIAL CONTRACTS

                                              AGGREGATE
                                              PRINCIPAL
                     NUMBER OF CONTRACTS       BALANCE           % OF INITIAL
   YEAR OF                  AS OF           OUTSTANDING AS     CUTOFF DATE POOL
ORIGINATION (1)          CUTOFF DATE        OF CUTOFF DATE     PRINCIPAL BALANCE
---------------          -----------        --------------     -----------------
1986                            2                11,842                    *
1987                            1                 8,031                    *
1988                            2                23,126                 0.01
1989                            4                78,369                 0.02
1990                            7               144,732                 0.04
1991                            9               178,191                 0.05
1992                            8               181,538                 0.06
1993                            6               165,427                 0.05
1994                           22               675,132                 0.21
1995                           19               592,113                 0.18
1996                           25               858,681                 0.26
1997                           73             5,897,414                 1.80
1998                        8,013           318,946,242                97.31
                            -----           -----------                -----
Total                       8,191           327,760,837               100.00

* Indicates an amount greater than zero but less than 0.005% of the aggregate principal balance of the Initial Contracts as of the Cut-off Date.

(1) The Initial Contracts shown in the above table with earlier years of origination primarily represent Contracts originated by the Company and subsequently refinanced through the Company. The Company retains the first origination dates on its records with respect to such refinanced Contracts.

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DISTRIBUTION OF ORIGINAL INITIAL CONTRACTS AMOUNTS

                                             AGGREGATE
                                             PRINCIPAL
                          NUMBER OF           BALANCE          % OF INITIAL
    ORIGINAL             CONTRACTS AS      OUTSTANDING AS    CUTOFF DATE POOL
CONTRACT AMOUNT ($)     OF CUTOFF DATE     OF CUTOFF DATE   PRINCIPAL BALANCE
-------------------     --------------     --------------   -----------------
Less than 10,000                342           2,662,860             0.81
10,000 - 19,999               1,263          19,118,656             5.83
20,000 - 29,999               1,780          44,990,503            13.73
30,000 - 39,999               1,562          54,001,222            16.48
40,000 - 49,999               1,017          45,456,545            13.87
50,000 - 59,999                 783          42,752,149            13.04
60,000 - 69,999                 511          32,924,812            10.05
70,000 - 79,999                 319          23,875,645             7.28
80,000 -  89,999                233          19,765,656             6.03
90,000 -  99,999                146          13,893,085             4.24
100,000 - 109,999                86           8,964,739             2.74
110,000 - 119,999                58           6,681,927             2.04
120,000 - 129,999                43           5,350,995             1.63
130,000 - 139,999                17           2,274,493             0.69
140,000 - 149,999                12           1,736,571             0.53
150,000 - 159,999                 4             621,348             0.19
160,000 - 169,999                 6             996,328             0.30
170,000 - 179,999                 3             522,650             0.16
180,000+                          6           1,170,652             0.36
                                  -           ---------             ----

Total                         8,191         327,760,837           100.00

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

DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS OF INITIAL CONTRACTS


                                           AGGREGATE
                                           PRINCIPAL
                        NUMBER OF           BALANCE           % OF INITIAL
LOAN-TO-VALUE          CONTRACTS AS     OUTSTANDING AS     CUTOFF DATE POOL
   RATIO              OF CUTOFF DATE    OF CUTOFF DATE     PRINCIPAL BALANCE
-------------         --------------    --------------     -----------------
Less than 61.00            290            9,432,781                  2.88
61.00 - 65.99               89            3,331,306                  1.02
66.00 - 70.99              138            5,694,557                  1.74
71.00 - 75.99              224            9,533,983                  2.91
76.00 - 80.99              641           26,078,281                  7.96
81.00 - 85.99              876           37,445,402                 11.42
86.00 - 90.99            2,817          117,238,697                 35.77
91.00 - 95.99            2,654          101,882,444                 31.08
Greater than 95.99         462           17,123,387                  5.22
                           ---           ----------                  ----

Total                    8,191          327,760,837                100.00


INITIAL CONTRACT RATES

                                           AGGREGATE
                                           PRINCIPAL
                        NUMBER OF           BALANCE           % OF INITIAL
                       CONTRACTS AS     OUTSTANDING AS     CUTOFF DATE POOL
CONTRACT RATE         OF CUTOFF DATE    OF CUTOFF DATE     PRINCIPAL BALANCE
-------------         --------------    --------------     -----------------
Less than 5.01               4               304,239             0.09
5.01 - 6.00                 19             1,194,955             0.36
6.01 - 7.00                671            53,250,949            16.25
7.01 - 8.00                966            55,163,737            16.83
8.01 - 9.00              1,181            59,798,389            18.24
9.01 - 10.00             1,341            54,710,409            16.69
10.01 - 11.00            1,340            44,869,798            13.69
11.01 - 12.00            1,453            36,377,017            11.10
12.01 - 13.00              757            15,481,203             4.72
13.01 - 14.00              330             5,345,580             1.63
14.01 - 15.00               12               167,775             0.05
15.01 - 16.00               95               896,349             0.27
16.01 - 17.00               22               200,436             0.06
                            --               -------             ----

Total                    8,191           327,760,837           100.00

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

REMAINING MONTHS TO MATURITY OF INITIAL CONTRACTS
                                             AGGREGATE
                                             PRINCIPAL
                         NUMBER OF            BALANCE         % OF INITIAL
REMAINING MOS.          CONTRACTS AS       OUTSTANDING AS    CUTOFF DATE POOL
TO MATURITY            OF CUTOFF DATE      OF CUTOFF DATE   PRINCIPAL BALANCE
-----------            --------------      --------------   -----------------
Less than 31                   1                  3,335                *
31 - 60                      172              1,537,889             0.47
61 - 90                      309              4,228,183             1.29
91 - 120                     584              9,451,130             2.88
121 - 150                    200              4,175,519             1.27
151 - 180                  1,105             26,402,847             8.06
181 - 210                     61              2,103,221             0.64
211 - 240                  1,345             42,705,590            13.03
241 - 270                     10                374,425             0.11
271 - 300                    654             23,066,319             7.04
301 - 330                      8                310,521             0.09
331 - 360                  3,742            213,401,859            65.11
                           -----            -----------            -----

Total                      8,191            327,760,837           100.00


* Indicates an amount greater than zero but less than 0.005% of the aggregate principal balance of the Initial Contracts as of the Cut-off Date.

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

                         MHP PREPAYMENT SENSITIVITIES(1)

                   75% MHP        100% MHP         125% MHP        150% MHP
                   -------        --------         --------        --------
                WAL/Maturity    WAL/Maturity     WAL/Maturity     WAL/Maturity
To Call
A-1                0.59 6/99       0.50 5/99       0.44 3/99      0.40 2/99
A-2                1.55 6/00       1.30 2/00       1.13 12/99     1.00 10/99
A-3                3.14 9/02       2.62 1/02       2.27 7/01      2.00 2/01
A-4                4.79 10/03      3.98 11/02      3.42 3/02      3.00 10/01
A-5                7.93 7/09       6.65 11/07      5.71 7/06      5.00 7/05
A-6               13.70 1/15      11.78 11/12     10.23 2/11      9.00 9/09
A-7               21.41 6/22      19.23 5/20      17.24 4/18     15.53 6/16
M-1               15.38 6/22      13.51 5/20      11.96 4/18     10.67 6/16
B-1               10.62 9/13       9.02 9/11       7.82 1/10      6.87 9/08
B-2               21.01 6/22      18.88 5/20      16.93 4/18     15.24 6/16

To Maturity
A-1                0.59 6/99       0.50 5/99       0.44 3/99      0.40 2/99
A-2                1.55 6/00       1.30 2/00       1.13 12/99     1.00 10/99
A-3                3.14 9/02       2.62 1/02       2.27 7/01      2.00 2/01
A-4                4.79 10/03      3.98 11/02      3.42 3/02      3.00 10/01
A-5                7.93 7/09       6.65 11/07      5.71 7/06      5.00 7/05
A-6               13.70 1/15      11.78 11/12     10.23 2/11      9.00 9/09
A-7               22.20 4/27      20.20 8/26      18.32 8/25     16.62 4/24
M-1               15.70 4/27      13.91 8/26      12.41 8/25     11.12 4/24
B-1               10.62 9/13       9.02 9/11       7.82 1/10      6.87 9/08
B-2               23.72 9/28      22.45 9/28      21.30 9/28     20.11 9/28

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

                         MHP PREPAYMENT SENSITIVITIES(1)

                  175% MHP          200% MHP        250% MHP      300% MHP
                  --------          --------        --------      --------
                WAL/Maturity      WAL/Maturity    WAL/Maturity   WAL/Maturity
To Call
A-1              0.36 1/99         0.34 1/99       0.30 12/98     0.27 11/98
A-2              0.91 8/99         0.83 7/99       0.70 5/99      0.61 4/99
A-3              1.80 11/00        1.64 8/00       1.40 4/00      1.22 1/00
A-4              2.68 5/01         2.44 2/01       2.07 9/00      1.81 6/00
A-5              4.38 8/04         3.88 11/03      3.19 9/02      2.75 1/02
A-6              7.91 5/08         7.00 4/07       5.57 7/05      4.53 3/04
A-7             13.99 11/14       12.63 5/13      10.45 1/11      8.76 3/09
M-1              9.88 11/14        9.26 5/13       8.27 1/11      7.51 3/09
B-1              6.46 12/07        6.20 5/07       5.81 6/06      5.53 11/05
B-2             13.96 11/14       12.84 5/13      11.10 1/11      9.75 3/09

To Maturity
A-1              0.36 1/99         0.34 1/99       0.30 12/98     0.27 11/98
A-2              0.91 8/99         0.83 7/99       0.70 5/99      0.61 4/99
A-3              1.80 11/00        1.64 8/00       1.40 4/00      1.22 1/00
A-4              2.68 5/01         2.44 2/01       2.07 9/00      1.81 6/00
A-5              4.38 8/04         3.88 11/03      3.19 9/02      2.75 1/02
A-6              7.91 5/08         7.00 4/07       5.57 7/05      4.53 3/04
A-7             15.05 11/22       13.65 4/21      11.33 3/18      9.54 9/15
M-1             10.35 11/22        9.74 4/21       8.77 3/18      8.04 9/15
B-1              6.46 12/07        6.20 5/07       5.81 6/06      5.53 11/05
B-2             19.14 9/28        18.17 9/28      16.37 9/28     14.63 9/28

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

(1) The following are the assumed characteristics of Subsequent Contracts as of the Cut-off Date:



                  AGGREGATE          WGT. AVG.        WGT. AVG.
REMAINING         PRINCIPAL          ORIGINAL        REMAINING      WGT. AVG.
MONTHS TO          BALANCE             TERM            TERM         CONTRACT
MATURITY         OUTSTANDING         (MONTHS)         (MONTHS)        RATE
--------         -----------         --------         --------        ----

0-120            $7,998,431.47         102              102           11.51%
121-180         $16,069,009.59         174              174           10.90%
181-240         $23,547,145.44         237              237           10.36%
241-300         $12,318,171.46         299              299           10.15%
301-360        $112,306,405.04         360              360            8.60%
               ---------------         ---              ---            -----

TOTAL          $172,239,163.00        309.5            309.3           9.30%
                                      =====            =====           =====

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

     The attached tables and other statistical analyses (the "Term Sheet") are privileged and confidential and are intended for use by the addressee only. This Term Sheet is furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Merrill Lynch, the issuer of the securities nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be subsequently filed with the Securities and Exchange Commission. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

     Numerous assumptions were used in preparing the Term Sheet which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Term Sheet in any particular context; or as to whether the Term Sheet and/or the assumptions upon which it is based reflect present market conditions or future market performance. This Term Sheet should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

     Any yields or weighted average lives shown in the Term Sheet are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Term Sheet. Furthermore, unless otherwise provided, the Term Sheet assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Term Sheet due to differences between the actual underlying assets and the hypothetical assets used in preparing the Term Sheet. The principal amount and designation of any security described in the Term Sheet are subject to change prior to issuance.

     Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitations or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for final information on any matter discussed in this communication. All information in this Term Sheet will be superseded by the information in the final prospectus and prospectus supplement. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

     Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to

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

assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

     If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


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